Exhibit 11
                    CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our report dated January 30, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-00823) of Dreyfus 100% U.S. Treasury Money Market Fund.


                                          /s/ Ernst & Young LLP
                                              ERNST & YOUNG LLP

New York, New York
April 28, 1998